Cash and cash equivalents and investment securities	6 Months Ended
Jun. 30, 2022
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Cash and cash equivalents and investment securities
15.	Cash and cash equivalents and investment securities

Million US dollar	30 June 2022	31 December 2021

Short-term bank deposits	2 756	6 542
Treasury Bills	—	1 050
Cash and bank accounts	4 271	4 505

Cash and cash equivalents	7 027	12 097

Bank overdrafts	(130)	(53)

Cash and cash equivalents in the statement of cash flows	6 897	12 043

The company’s investment in Treasury Bills as at 31 December 2021 was to facilitate liquidity and for capital preservation.
The cash outstanding as at 30 June 2022 includes restricted cash for an amount of 71m US dollar (31 December 2021: 78m US dollar). This restricted cash relates to an outstanding consideration payable to former Anheuser-Busch shareholders that have not yet claimed the proceeds from the 2008 combination (1m US dollar) and amounts deposited on a blocked account in respect to the state aid investigation into the Belgian excess profit ruling system (70m US dollar).
Investment securities

Million US dollar	30 June 2022	31 December 2021

Investment in unquoted companies	138	139
Investment on debt securities	26	22

Non-current investments	164	161

Investment on debt securities	334	374

Current investments	334	374

As at 30 June 2022, current debt securities of 334m US dollar mainly represented investments in government bonds (31 December 2021: 374m US dollar). The company’s investments in such short-term debt securities are primarily to facilitate liquidity and for capital preservation.